Supplement dated December 19, 2024 to the
Prospectus dated May 1, 2009 as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A
RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity.

Effective on or about the dates shown below, the expenses listed in the “Underlying Portfolio Annual Expenses” table in the prospectus for the following Portfolios will be restated as shown below.

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
Effective Date	Portfolio	Management Fees	Other Expenses	Distribution (12b-1) Fees	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Annual Fund Operating Expenses
1/13/25	AST International Equity Portfolio*	0.70%	0.05%	0.25%	0.01%	1.01%	0.01%	1.00%
1/27/25	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)	0.56%	0.03%	0.25%	0.00%	0.84%	0.00%	0.84%
* See notes immediately below for important information about this fund.
AST International Equity Portfolio
The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-8207.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
WRNYSUP9-N4